Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure	All annual equity awards made to our NEOs and other recipients are targeted to be on the same annual grant date, except for awards made in conjunction with an individual's promotion or hire date, as required by board approval, or as necessary to facilitate retention of key employees. We do not time our equity awards to take advantage of market conditions or the release of earnings or other major announcements by us.
Award Timing Method	In the first quarter, it determines any salary increases, verifies annual incentive results and PSU payouts, sets performance measures and incentive targets for the year, and grants long-term equity awards.
Award Timing Predetermined	true
Award Timing MNPI Considered	false